                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       FIRST FRANKLIN MORTGAGE LOAN TRUST
                           SERIES 2004-FF1

                                  FFML 2004-FF1
                            GROUP A COLLATERAL TABLES
                                February 18, 2004

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       FIRST FRANKLIN MORTGAGE LOAN TRUST
                           SERIES 2004-FF1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the
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the federal income tax treatment and tax structure of the issuer and the
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(including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                FIRST FRANKLIN MORTGAGE LOAN TRUST
                                    SERIES 2004-FF1
                                    TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance           $1,337,955,494
Aggregate Original Principal Balance              $1,341,537,894
Number of Mortgage Loans                                   6,096

                                MINIMUM    MAXIMUM     AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $19,200   $1,000,000    $220,069
Outstanding Principal Balance   $19,131   $1,000,000    $219,481

                                MINIMUM    MAXIMUM     WEIGHTED AVERAGE (2)
                                -------   ----------   --------------------
Original Term (mos)                180         360             359
Stated remaining Term (mos)        173         357             353
Loan Age (mos)                       3          17               5
Current Interest Rate            3.875%     10.625%          6.661%
Initial Interest Rate Cap (3)    1.000%      3.000%          2.996%
Periodic Rate Cap (3)            1.000%      1.000%          1.000%
Gross Margin (3)                 2.250%      8.375%          4.793%
Maximum Mortgage Rate (3)        9.750%     17.500%         12.585%
Minimum Mortgage Rate (3)        3.875%     10.125%          6.585%
Months to Roll (3)                   1          57              27
Original Loan-to-Value            7.50%     100.00%          82.30%
Credit Score (4)                   519         814             657

                EARLIEST    LATEST
                --------   --------
Maturity Date   07/01/18   11/01/33

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                100.00%

 OCCUPANCY   PERCENT OF MORTGAGE POOL
-----------  ------------------------
Primary               96.93%
Second Home            0.02%
Investment             3.05%

LOAN TYPE    PERCENT OF MORTGAGE POOL
----------   ------------------------
Fixed Rate            12.49%
ARM                   87.51%

  AMORTIZATION TYPE      PERCENT OF MORTGAGE POOL
----------------------   ------------------------
Principal and Interest            99.48%
Interest Only                     52.17%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2002                            0.02%
2003                           99.98%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
---------------------   ------------------------
Purchase                         59.06%
Refinance - Rate Term            10.35%
Refinance - Cashout              30.60%

     PROPERTY TYPE         PERCENT OF MORTGAGE POOL
------------------------   ------------------------
Single Family                       67.16%
Condominium                          7.50%
Two- to Four-Family                  3.90%
Planned Unit Development            20.60%
Manufactured Housing                 0.83%
Modular Home                         0.01%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                FIRST FRANKLIN MORTGAGE LOAN TRUST
                                    SERIES 2004-FF1
                                    TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                            NUMBER OF        BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING        POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
5.500% or less                 391       $  140,607,918     10.51%     5.266%     713      $ 359,611    79.28%      96.11%
5.501% to 6.000%               826          273,238,389     20.42      5.838      690        330,797    80.32       91.64
6.001% to 6.500%             1,005          268,719,088     20.08      6.328      666        267,382    82.48       90.48
6.501% to 7.000%             1,117          247,535,012     18.50      6.814      643        221,607    83.11       85.56
7.001% to 7.500%               985          167,326,226     12.51      7.318      624        169,874    82.99       82.06
7.501% to 8.000%               862          129,799,394      9.70      7.802      610        150,579    83.59       76.87
8.001% to 8.500%               490           62,261,183      4.65      8.305      607        127,064    85.00       68.86
8.501% to 9.000%               289           33,847,774      2.53      8.787      619        117,120    87.53       60.17
9.001% to 9.500%               106           11,593,573      0.87      9.294      634        109,373    89.00       50.93
9.501% to 10.000%               21            2,613,033      0.20      9.737      633        124,430    85.67       66.94
10.001% to 10.500%               3              243,772      0.02     10.164      714         81,257    94.62       30.97
10.501% to 11.000%               1              170,133      0.01     10.625      541        170,133    80.00      100.00
                             -----       --------------    -------     -----      ---      ---------    -----      ------
TOTAL:                       6,096       $1,337,955,494    100.00%     6.661%     657      $ 219,481    82.30%      85.85%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.875% per annum to 10.625% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.661% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
     RANGE OF                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
 REMAINING MONTHS      NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL      FULL
TO STATED MATURITY  MORTGAGE LOANS   OUTSTANDING        POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------
169 to 180                107       $   10,613,754       0.79%    7.448%     629      $  99,194    71.73%      77.36%
229 to 240                  3              260,617       0.02     6.821      694         86,872    92.03      100.00
337 to 348                  1              262,124       0.02     7.875      618        262,124    90.00      100.00
349 to 360              5,985        1,326,818,998      99.17     6.654      657        221,691    82.38       85.91
                        -----       --------------     ------     -----      ---      ---------    -----       -----
TOTAL:                  6,096       $1,337,955,494     100.00%    6.661%     657      $ 219,481    82.30%      85.85%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                FIRST FRANKLIN MORTGAGE LOAN TRUST
                                    SERIES 2004-FF1
                                    TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE      NUMBER OF        BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
 LOAN PRINCIPAL BALANCES     MORTGAGE LOANS   OUTSTANDING        POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                    195       $    7,815,088      0.58%     7.970%     608      $ 40,077     71.33%       73.52%
$50,001 to $100,000              1,127           86,935,237      6.50      7.606      618        77,139     81.05        79.41
$100,001 to $150,000             1,256          155,800,886     11.64      7.243      632       124,045     83.94        82.53
$150,001 to $200,000             1,005          173,917,279     13.00      7.031      638       173,052     84.30        82.99
$200,001 to $250,000               662          148,817,012     11.12      6.757      649       224,799     83.60        84.08
$250,001 to $300,000               531          145,726,660     10.89      6.663      654       274,438     84.31        85.54
$300,001 to $350,000               328          105,949,788      7.92      6.520      662       323,018     85.13        85.92
$350,001 to $400,000               242           90,589,202      6.77      6.412      666       374,336     84.48        82.72
$400,001 to $450,000               131           55,714,629      4.16      6.352      671       425,303     84.70        85.57
$450,001 to $500,000               134           64,633,722      4.83      6.124      680       482,341     81.01        88.17
$500,001 to $550,000               144           75,838,057      5.67      6.062      676       526,653     80.32        93.80
$550,001 to $600,000               145           83,266,449      6.22      6.065      683       574,251     79.58        94.58
$600,001 to $650,000                79           49,727,817      3.72      6.052      683       629,466     76.82        92.51
$650,001 to $700,000                27           18,359,155      1.37      6.145      685       679,969     76.48        81.32
$700,001 to $750,000                28           20,412,943      1.53      6.247      689       729,034     74.14        93.01
$750,001 to $800,000                 8            6,196,686      0.46      6.342      689       774,586     71.74       100.00
$800,001 to $850,000                17           14,144,240      1.06      5.913      701       832,014     75.09       100.00
$850,001 to $900,000                15           13,166,700      0.98      5.997      720       877,780     76.97        93.16
$900,001 to $950,000                12           11,057,570      0.83      6.187      693       921,464     70.70        83.68
$950,001 to $1,000,000              10            9,886,372      0.74      6.307      713       988,637     66.60        89.89
                                 -----       --------------    ------      -----      ---      --------     -----       ------
TOTAL:                           6,096       $1,337,955,494    100.00%     6.661%     657      $219,481     82.30%       85.85%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,131 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $219,481

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                FIRST FRANKLIN MORTGAGE LOAN TRUST
                                    SERIES 2004-FF1
                                    TOTAL COLLATERAL SUMMARY

PRODUCT TYPES

                                           AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF        BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
PRODUCT TYPES           MORTGAGE LOANS   OUTSTANDING        POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans             4       $      591,744      0.04%     7.324%     647      $ 147,936    81.44%       33.44%
15 Year Fixed Loans           103           10,022,011      0.75      7.455      628         97,301    71.16        79.95
20 Year Fixed Loans             3              260,617      0.02      6.821      694         86,872    92.03       100.00
30 Year Fixed Loans           842          156,285,494     11.68      7.176      660        185,612    81.48        85.72
Six-Month LIBOR Loans           9            2,593,404      0.19      6.440      673        288,156    85.00        76.44
1/29 LIBOR Loans                1              353,326      0.03      6.875      660        353,326    64.13         0.00
2/28 LIBOR Loans            4,095          874,881,166     65.39      6.734      646        213,646    83.41        83.90
3/27 LIBOR Loans              103           25,075,385      1.87      6.487      664        243,450    81.05        81.04
5/25 LIBOR Loans              936          267,892,347     20.02      6.108      689        286,210    79.68        93.28
                            -----       --------------    ------      -----      ---      ---------    -----       ------
TOTAL:                      6,096       $1,337,955,494    100.00%     6.661%     657      $ 219,481    82.30%       85.85%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                FIRST FRANKLIN MORTGAGE LOAN TRUST
                                    SERIES 2004-FF1
                                    TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
  STATE DISTRIBUTIONS       NUMBER OF        BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS   OUTSTANDING        POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Alabama                         28       $    2,522,947      0.19%     7.643%     612      $  90,105    87.61%       94.00%
Arizona                        132           18,709,447      1.40      7.201      640        141,738    86.58        80.58
Arkansas                         8              998,742      0.07      7.339      637        124,843    86.16        90.25
California                   2,253          723,887,235     54.10      6.274      670        321,299    81.00        89.85
Colorado                       118           22,038,414      1.65      6.785      650        186,766    84.07        79.61
Connecticut                     37            6,673,551      0.50      7.469      651        180,366    86.24        67.87
Delaware                         3              513,000      0.04      7.574      658        171,000    86.03         0.00
Florida                        508           78,921,156      5.90      7.181      640        155,357    83.63        78.51
Georgia                        168           29,500,639      2.20      7.142      638        175,599    84.41        83.24
Idaho                           26            2,874,233      0.21      7.222      635        110,547    89.79        96.85
Illinois                       237           40,905,740      3.06      7.211      625        172,598    82.93        82.80
Indiana                         88            8,905,839      0.67      7.522      618        101,203    87.12        87.69
Iowa                            21            1,968,581      0.15      7.660      610         93,742    86.67        89.23
Kansas                          26            4,043,934      0.30      7.067      637        155,536    86.47        86.88
Kentucky                        63            7,791,886      0.58      7.352      640        123,681    86.13        90.92
Louisiana                        3              316,525      0.02      7.198      633        105,508    93.70       100.00
Maine                            8            1,166,536      0.09      7.929      638        145,817    85.53        66.70
Maryland                        71           16,146,068      1.21      6.920      636        227,409    85.38        91.90
Massachusetts                   78           17,489,427      1.31      7.072      644        224,223    84.17        75.32
Michigan                       261           35,434,505      2.65      7.308      631        135,764    84.58        79.63
Minnesota                      109           18,988,809      1.42      7.040      622        174,209    82.44        88.52
Missouri                       108           11,914,859      0.89      7.530      621        110,323    85.89        84.02
Montana                          4              511,896      0.04      6.983      652        127,974    87.63        59.58
Nebraska                         9              891,028      0.07      7.330      599         99,003    82.61        90.03
Nevada                         116           24,958,953      1.87      6.774      651        215,163    84.84        91.22
New Hampshire                   13            1,878,626      0.14      7.682      627        144,510    85.10        72.42
New Jersey                      91           19,251,141      1.44      7.298      629        211,551    79.33        79.30
New Mexico                      17            3,134,239      0.23      6.505      672        184,367    81.46        67.01
New York                       189           48,949,598      3.66      6.943      664        258,993    81.19        67.42
North Carolina                  90           14,521,128      1.09      7.437      640        161,346    85.65        87.38
North Dakota                     1               47,876      0.00      8.250      545         47,876    80.00       100.00
Ohio                           248           26,150,137      1.95      7.346      630        105,444    85.89        79.74
Oklahoma                         8              818,195      0.06      6.930      638        102,274    87.00       100.00
Oregon                         143           23,709,473      1.77      6.740      658        165,801    84.80        90.47
Pennsylvania                    77            8,673,598      0.65      7.394      633        112,644    85.13        71.76
Rhode Island                    14            2,783,760      0.21      7.506      616        198,840    70.73        59.19
South Carolina                  49            5,891,690      0.44      7.395      635        120,239    83.72        75.97
South Dakota                     4              226,518      0.02      7.060      686         56,629    81.42        39.99
Tennessee                       84            8,881,687      0.66      7.452      638        105,734    82.34        73.56
Texas                          261           39,035,731      2.92      7.043      648        149,562    80.85        81.31
Utah                            82           12,741,136      0.95      6.958      640        155,380    87.71        88.21
Vermont                          1               88,622      0.01      7.875      708         88,622   100.00         0.00
Virginia                        46           10,599,476      0.79      6.900      637        230,423    83.79        89.99
Washington                     136           25,695,823      1.92      6.614      661        188,940    83.38        85.97
West Virginia                    2              137,305      0.01      7.183      606         68,652    89.30       100.00
Wisconsin                       54            6,432,021      0.48      7.508      633        119,111    85.70        77.36
Wyoming                          3              233,762      0.02      7.624      595         77,921    85.14       100.00
                             -----       --------------    ------      -----      ---      ---------    -----       ------
TOTAL:                       6,096       $1,337,955,494    100.00%     6.661%     657      $ 219,481    82.30%       85.85%

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                 FIRST FRANKLIN MORTGAGE LOAN TRUST
                                     SERIES 2004-FF1
                                     TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
                                          PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE       PERCENT
 RANGE OF ORIGINAL       NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL       FULL
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV      DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
   50.00% or less            136       $    16,679,192     1.25%     6.891%     613       $122,641       42.27%      67.11%
   50.01% to 55.00%           46             7,984,886     0.60      6.496      627        173,584       52.55       76.24
   55.01% to 60.00%           99            17,562,141     1.31      6.645      613        177,395       57.87       79.14
   60.01% to 65.00%          163            37,930,630     2.83      6.709      627        232,703       63.40       77.89
   65.01% to 70.00%          232            50,351,913     3.76      6.732      627        217,034       68.68       80.32
   70.01% to 75.00%          316            80,584,027     6.02      6.610      639        255,013       74.01       89.10
   75.01% to 80.00%        2,207           579,913,857    43.34      6.245      669        262,761       79.79       92.57
   80.01% to 85.00%          623           107,151,872     8.01      7.439      611        171,993       84.48       72.20
   85.01% to 90.00%          850           172,363,851    12.88      7.133      649        202,781       89.60       77.67
   90.01% to 95.00%        1,316           251,158,552    18.77      6.829      672        190,850       94.59       90.12
  95.01% to 100.00%          108            16,274,574     1.22      8.525      721        150,690       99.59        7.90
       TOTAL:              6,096       $ 1,337,955,494   100.00%     6.661%     657       $219,481       82.30%      85.85%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.50% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 82.30%.

LOAN PURPOSE

                                          AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                         NUMBER OF         BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
   LOAN PURPOSE        MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------
Purchase                    3,256      $  790,141,870     59.06%     6.445%     676      $242,673     83.60%       86.41%
Refinance - Cashout         2,122         409,391,977     30.60      6.947      629       192,927     79.83        83.71
Refinance - Rate/Term         718         138,421,646     10.35      7.044      628       192,788     82.17        89.00
TOTAL:                      6,096      $1,337,955,494    100.00%     6.661%     657      $219,481     82.30%       85.85%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                 FIRST FRANKLIN MORTGAGE LOAN TRUST
                                     SERIES 2004-FF1
                                     TOTAL COLLATERAL SUMMARY

PROPERTY TYPE

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                             NUMBER OF       BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
    PROPERTY TYPE         MORTGAGE LOANS   OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Single Family                 4,258         $898,505,137     67.16%     6.716%    652      $211,016      82.18%       85.19%
Condominium                     495          100,345,485      7.50      6.622     670       202,718      84.04        86.62
Two- to Four-Family             212           52,196,297      3.90      6.783     672       246,209      82.23        76.36
Manufactured Housing             97           11,103,365      0.83      7.088     628       114,468      78.39        94.92
Modular Home                      3              192,270      0.01      8.833     550        64,090      76.62        61.72
Planned Unit Development      1,031          275,612,939     20.60      6.453     666       267,326      82.23        89.17
TOTAL:                        6,096       $1,337,955,494    100.00%     6.661%    657      $219,481      82.30%       85.85%

DOCUMENTATION

                                              AGGREGATE                           WEIGHTED    AVERAGE   WEIGHTED
                                              PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                                NUMBER OF      BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL      FULL
    DOCUMENTATION            MORTGAGE LOANS  OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING   LTV     DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation                5,083     $1,148,664,847     85.85%    6.569%     652      $225,982     82.24%     100.00%
No Income Verification              499         99,956,567      7.47     7.340      676       200,314     85.16        0.00
No Documentation                    400         57,467,912      4.30     7.452      710       143,670     79.78        0.00
Limited Income Verification         114         31,866,168      2.38     6.407      672       279,528     80.17        0.00
TOTAL:                            6,096     $1,337,955,494    100.00%    6.661%     657      $219,481     82.30%      85.85%

OCCUPANCY

                               AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE     PERCENT
              NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL      FULL
 OCCUPANCY  MORTGAGE LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------
Primary          5,832      $1,296,886,646     96.93%    6.651%     655      $222,374      82.32%       86.19%
Investment         262          40,812,615      3.05     6.970      699       155,773      81.69        75.60
Second Home          2             256,233      0.02     7.013      704       128,116      70.19        24.13
TOTAL:           6,096      $1,337,955,494    100.00%    6.661%     657      $219,481      82.30%       85.85%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                 FIRST FRANKLIN MORTGAGE LOAN TRUST
                                     SERIES 2004-FF1
                                     TOTAL COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                          AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                          PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
           NUMBER OF       BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
 AGE    MORTGAGE LOANS   OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------
  3             6       $      892,970      0.07%    7.612%      605      $148,828     79.23%     100.00%
  4         1,381          297,708,352     22.25     6.756       656       215,574     82.64       87.32
  5         2,433          547,263,613     40.90     6.646       660       224,934     82.04       85.51
  6         2,071          451,660,433     33.76     6.589       655       218,088     82.58       85.01
  7           170           32,170,797      2.40     6.944       640       189,240     80.73       86.42
  8            25            6,115,628      0.46     6.847       644       244,625     80.64       98.06
  9             6            1,383,317      0.10     7.106       604       230,553     61.51      100.00
 10             3              498,261      0.04     6.845       711       166,087     82.24      100.00
 17             1              262,124      0.02     7.875       618       262,124     90.00      100.00
TOTAL:      6,096       $1,337,955,494    100.00%    6.661%      657      $219,481     82.30%      85.85%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT    NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
   PENALTY TERM      MORTGAGE LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------
None                        780      $  154,875,730    11.58%     7.050%     654      $198,559      81.70%     76.40%
12 Months                   269          75,069,204     5.61      6.879      663       279,068      83.19      79.65
24 Months                 3,106         666,044,483    49.78      6.678      647       214,438      83.34      85.44
36 Months                 1,938         441,258,717    32.98      6.463      672       227,688      80.79      90.83
48 Months                     1             291,000     0.02      5.500      579       291,000      76.72     100.00
60 Months                     2             416,359     0.03      6.440      644       208,180      94.58     100.00
TOTAL:                    6,096      $1,337,955,494   100.00%     6.661%     657      $219,481      82.30%     85.85%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                 FIRST FRANKLIN MORTGAGE LOAN TRUST
                                     SERIES 2004-FF1
                                     TOTAL COLLATERAL SUMMARY

CREDIT SCORES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF        BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
519 to 525                      1      $      123,545      0.01%    7.625%     519      $123,545     80.00%      100.00%
526 to 550                    409          57,891,764      4.33     7.758      545       141,545     76.50        95.39
551 to 575                  1,159         161,421,151     12.06     7.585      565       139,276     76.92        93.51
576 to 600                    439          71,366,379      5.33     7.272      584       162,566     80.43        92.42
601 to 625                    390          87,805,184      6.56     6.887      616       225,141     83.26        94.71
626 to 650                    875         213,085,864     15.93     6.634      639       243,527     85.09        92.89
651 to 675                    868         220,593,130     16.49     6.398      663       254,140     83.20        85.34
676 to 700                    678         184,224,762     13.77     6.357      688       271,718     82.91        81.64
701 to 725                    565         151,813,973     11.35     6.279      711       268,697     83.88        71.64
726 to 750                    358          94,826,783      7.09     6.174      737       264,879     83.30        76.83
751 to 775                    237          66,400,695      4.96     6.044      762       280,172     82.31        80.51
776 to 800                    102          24,129,656      1.80     6.259      785       236,565     82.87        76.07
801 to 814                     15           4,272,607      0.32     6.244      805       284,840     81.68        76.17
TOTAL:                      6,096      $1,337,955,494    100.00%     6.66%     657      $219,481     82.30%       85.85%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 519 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 657.

MARGINS

                                     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                    NUMBER OF         BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
RANGE OF MARGINS  MORTGAGE LOANS   OUTSTANDING     POOL       COUPON    SCORE     OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%          1       $      144,890    0.01%     7.250%     575      $ 144,890     76.68%      100.00%
2.501% to 3.000%         23            6,156,448    0.53      5.807      723        267,672     60.48        39.97
3.001% to 3.500%        369          131,856,972   11.26      5.568      719        357,336     77.42        88.88
3.501% to 4.000%        643          218,260,914   18.64      5.872      687        339,442     78.12        88.71
4.001% to 4.500%        590          167,054,819   14.27      6.280      665        283,144     78.47        87.22
4.501% to 5.000%        741          170,887,229   14.60      6.638      660        230,617     83.46        77.55
5.001% to 5.500%        932          193,960,897   16.57      6.870      641        208,113     87.23        81.46
5.501% to 6.000%        878          151,280,970   12.92      7.283      615        172,302     87.14        87.56
6.001% to 6.500%        567           81,911,149    7.00      7.705      601        144,464     87.47        93.73
6.501% to 7.000%        292           36,004,639    3.08      8.115      589        123,304     87.72        96.57
7.001% to 7.500%         84           10,340,725    0.88      8.713      576        123,104     86.94        97.65
7.501% to 8.000%         22            2,404,927    0.21      8.768      595        109,315     88.44        80.86
8.001% to 8.500%          2              531,050    0.05      8.415      578        265,525     85.00       100.00
    TOTAL:            5,144       $1,170,795,628  100.00%     6.585%     656      $ 227,604     82.50%       85.94%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 4.793% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                 FIRST FRANKLIN MORTGAGE LOAN TRUST
                                     SERIES 2004-FF1
                                     TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                       AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE     PERCENT
 RANGE OF MAXIMUM     NUMBER OF         BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL
  MORTGAGE RATES    MORTGAGE LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING      LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------
12.000% or less         1,172       $  392,761,509     33.55%    5.636%     697      $335,121      80.14%         93.28%
12.001% to 12.500%        918          242,488,784     20.71     6.326      663       264,149      82.56          90.33
12.501% to 13.000%        935          211,421,295     18.06     6.807      640       226,119      83.25          85.36
13.001% to 13.500%        801          138,518,494     11.83     7.315      619       172,932      83.63          81.02
13.501% to 14.000%        663          102,060,682      8.72     7.793      603       153,938      84.19          75.35
14.001% to 14.500%        373           49,723,618      4.25     8.300      606       133,307      86.08          68.13
14.501% to 15.000%        203           24,558,546      2.10     8.752      627       120,978      89.52          54.36
15.001% to 15.500%         66            7,427,048      0.63     9.287      650       112,531      92.46          40.84
15.501% to 16.000%         10            1,513,828      0.13     9.723      668       151,383      85.00          55.25
16.001% to 16.500%          2              168,284      0.01    10.125      786        84,142      98.93           0.00
17.001% to 17.500%          1              153,539      0.01     7.500      570       153,539      77.00         100.00
TOTAL:                  5,144       $1,170,795,628    100.00%    6.585%     656      $227,604      82.50%         85.94%


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.750% per annum to 17.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.585% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                 FIRST FRANKLIN MORTGAGE LOAN TRUST
                                     SERIES 2004-FF1
                                     TOTAL COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

                                             AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      PERCENT
                             NUMBER OF        BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS   OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
--------------------------------------------------------------------------------------------------------------------------------
March 2004                         4       $      880,785      0.08%    7.067%      592     $220,196      80.48%       77.98%
April 2004                         2            1,122,628      0.10     5.509       737      561,314      86.99       100.00
August 2004                        4              943,318      0.08     7.125       668      235,829      79.05        18.33
September 2004                     1              262,124      0.02     7.875       618      262,124      90.00       100.00
April 2005                         2              280,058      0.02     6.042       733      140,029      83.99       100.00
May 2005                           5            1,286,398      0.11     7.151       594      257,280      60.11       100.00
June 2005                         21            5,394,244      0.46     6.903       638      256,869      80.36        97.80
July 2005                        118           21,568,691      1.84     6.921       633      182,786      81.69        87.04
August 2005                    1,406          304,367,845     26.00     6.647       645      216,478      83.48        83.86
September 2005                 1,604          344,640,302     29.44     6.743       647      214,863      83.24        83.17
October 2005                     936          196,597,351     16.79     6.821       647      210,040      84.02        84.33
November 2005                      2              484,153      0.04     7.700       567      242,077      77.29       100.00
July 2006                          2            1,242,830      0.11     6.171       665      621,415      67.20        19.54
August 2006                       21            5,043,215      0.43     6.341       682      240,153      81.35        75.85
September 2006                    38            9,021,876      0.77     6.363       665      237,418      81.44        84.99
October 2006                      41            9,682,666      0.83     6.711       654      236,163      82.58        87.77
November 2006                      1               84,798      0.01     7.500       566       84,798      50.00       100.00
July 2008                         12            2,776,750      0.24     6.079       705      231,396      82.32       100.00
August 2008                      222           65,004,104      5.55     5.944       687      292,811      79.35        93.52
September 2008                   433          129,883,821     11.09     6.078       693      299,963      79.72        91.53
October 2008                     268           70,038,142      5.98     6.316       684      261,336      79.78        96.04
November 2008                      1              189,530      0.02     7.000       694      189,530      95.00       100.00
TOTAL:                         5,144       $1,170,795,628    100.00%    6.585%      656     $227,604      82.50%       85.94%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                 FIRST FRANKLIN MORTGAGE LOAN TRUST
                                     SERIES 2004-FF1
                                     GROUP COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                       $801,898,710
Aggregate Original Principal Balance                          $804,240,180
Number of Mortgage Loans                                             5,032

                                           MINIMUM  MAXIMUM     AVERAGE (1)
                                           -------  -------     -----------
Original Principal Balance                 $19,200  $630,000     $159,825
Outstanding Principal Balance              $19,131  $630,000     $159,360

                                           MINIMUM  MAXIMUM   WEIGHTED AVERAGE (2)
                                           -------  -------   --------------------
Original Term (mos)                          180       360            358
Stated remaining Term (mos)                  173       357            353
Loan Age (mos)                                 3        17              5
Current Interest Rate                      4.375%    0.625%         6.971%
Initial Interest Rate Cap (3)              1.000%    3.000%         2.997%
Periodic Rate Cap (3)                      1.000%    1.000%         1.000%
Gross Margin (3)                           2.250%    8.250%         5.118%
Maximum Mortgage Rate (3)                  9.750%    7.500%        12.883%
Minimum Mortgage Rate (3)                  4.375%    0.125%         6.883%
Months to Roll (3)                             1        57             26
Original Loan-to-Value                     17.50%    00.00%         83.70%
Credit Score (4)                             519       814            642

                                                    EARLIEST        LATEST
                                                    --------        ------
Maturity Date                                       07/01/18       11/01/33

LIEN POSITION              PERCENT OF MORTGAGE POOL
-------------              ------------------------
1st Lien                            100.00%


 OCCUPANCY                 PERCENT OF MORTGAGE POOL
 ---------                 ------------------------
Primary                             95.49%
Second Home                          0.03%
Investment                           4.48%

LOAN TYPE                  PERCENT OF MORTGAGE POOL
---------                  ------------------------
Fixed Rate                          13.04%
ARM                                 86.96%

AMORTIZATION TYPE          PERCENT OF MORTGAGE POOL
-----------------          ------------------------
Principal and Interest              56.82%
Interest Only                       43.18%

YEAR OF ORIGINATION                 PERCENT OF MORTGAGE POOL
-------------------                 ------------------------
2002                                         0.03%
2003                                        99.97%

   LOAN PURPOSE            PERCENT OF MORTGAGE POOL
   ------------            ------------------------
Purchase                            52.85%
Refinance - Rate Term               11.11%
Refinance - Cashout                 36.03%

 PROPERTY TYPE             PERCENT OF MORTGAGE POOL
 -------------             ------------------------
Single Family                       67.67%
Condominium                          9.62%
Two- to Four-Family                  4.44%
Planned Unit Development            16.91%
Manufactured Housing                 1.38%
Modular Home                         0.02%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                 FIRST FRANKLIN MORTGAGE LOAN TRUST
                                     SERIES 2004-FF1
                                     GROUP COLLATERAL SUMMARY

MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                            NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
  5.500% or less               209       $ 45,638,386      5.69%    5.279%      715     $218,365     80.16%       96.08%
  5.501% to 6.000%             510        107,660,991     13.43     5.840       688      211,100     82.11        93.69
  6.001% to 6.500%             754        141,570,980     17.65     6.336       660      187,760     83.95        89.94
  6.501% to 7.000%             940        159,480,845     19.89     6.826       636      169,660     84.19        86.57
  7.001% to 7.500%             899        129,091,471     16.10     7.327       618      143,595     83.00        82.80
  7.501% to 8.000%             824        113,458,324     14.15     7.804       608      137,692     83.86        75.51
  8.001% to 8.500%             481         58,418,306      7.28     8.307       608      121,452     85.30        68.01
  8.501% to 9.000%             285         32,442,716      4.05     8.789       620      113,834     87.44        59.49
  9.001% to 9.500%             106         11,593,573      1.45     9.294       634      109,373     89.00        50.93
 9.501% to 10.000%              20          2,129,213      0.27     9.763       620      106,461     89.73        59.43
10.001% to 10.500%               3            243,772      0.03    10.164       714       81,257     94.62        30.97
10.501% to 11.000%               1            170,133      0.02    10.625       541      170,133     80.00       100.00
      TOTAL:                 5,032       $801,898,710    100.00%    6.971%      642     $159,360     83.70%       83.44%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.375% per annum to 10.625% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.971% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
     RANGE OF                         PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
 REMAINING MONTHS     NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
TO STATED MATURITY  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------
169 to 180                104       $  8,971,538     1.12%     7.695%     616      $ 86,265     73.17%       77.31%
229 to 240                  3            260,617     0.03      6.821      694        86,872     92.03       100.00
337 to 348                  1            262,124     0.03      7.875      618       262,124     90.00       100.00
349 to 360              4,924        792,404,432    98.82      6.962      642       160,927     83.81        83.50
  TOTAL:                5,032       $801,898,710   100.00%     6.971%     642      $159,360     83.70%       83.44%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                 FIRST FRANKLIN MORTGAGE LOAN TRUST
                                     SERIES 2004-FF1
                                     GROUP COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE    NUMBER OF       BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
$     50,000 or less              195       $  7,815,088      0.97%    7.970%     608      $ 40,077     71.33%      73.52%
$ 50,001 to $100,000            1,127         86,935,237     10.84     7.606      618        77,139     81.05       79.41
$100,001 to $150,000            1,256        155,800,886     19.43     7.243      632       124,045     83.94       82.53
$150,001 to $200,000            1,004        173,718,919     21.66     7.032      638       173,027     84.29       82.97
$200,001 to $250,000              661        148,599,013     18.53     6.758      649       224,809     83.58       84.06
$250,001 to $300,000              530        145,435,660     18.14     6.666      654       274,407     84.33       85.51
$300,001 to $350,000              243         76,951,483      9.60     6.480      664       316,673     85.19       86.83
$350,001 to $400,000               11          4,085,592      0.51     6.812      705       371,417     83.99       72.91
$400,001 to $450,000                1            403,687      0.05     6.500      662       403,687     94.99      100.00
$450,001 to $500,000                2            955,144      0.12     6.129      695       477,572     90.00      100.00
$550,001 to $600,000                1            568,000      0.07     5.990      712       568,000     80.00      100.00
$600,001 to $650,000                1            630,000      0.08     6.375      644       630,000     64.29      100.00
      TOTAL:                    5,032       $801,898,710    100.00%    6.971%     642      $159,360     83.70%      83.44%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,131 to approximately $630,000 and the average outstanding principal balance of the Mortgage Loans was approximately $159,360

PRODUCT TYPES

                                         AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                         PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                         NUMBER OF        BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL
 PRODUCT TYPES         MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans            3       $    224,033     0.03%      8.472%     594      $ 74,678      85.90%       88.31%
15 Year Fixed Loans          101          8,747,505     1.09       7.675      617        86,609      72.84        77.03
20 Year Fixed Loans            3            260,617     0.03       6.821      694        86,872      92.03       100.00
30 Year Fixed Loans          731         95,325,358    11.89       7.546      637       130,404      83.01        83.11
Six-Month LIBOR Loans          7          1,470,776     0.18       7.150      624       210,111      83.49        58.45
1/29 LIBOR Loans               1            353,326     0.04       6.875      660       353,326      64.13         0.00
2/28 LIBOR Loans           3,423        537,877,648    67.08       7.061      632       157,136      84.91        81.08
3/27 LIBOR Loans              83         13,346,118     1.66       6.865      650       160,797      82.70        76.07
5/25 LIBOR Loans             680        144,293,329    17.99       6.216      684       212,196      80.41        93.94
TOTAL:                     5,032       $801,898,710   100.00%      6.971%     642      $159,360      83.70%       83.44%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                 FIRST FRANKLIN MORTGAGE LOAN TRUST
                                     SERIES 2004-FF1
                                     GROUP COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
  STATE DISTRIBUTIONS      NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
Alabama                        28        $  2,522,947     0.31%     7.643%     612      $ 90,105      87.61%       94.00%
Arizona                       129          17,492,206     2.18      7.239      639       135,598      87.03        79.23
Arkansas                        7             639,848     0.08      7.318      641        91,407      82.71        84.77
California                  1,458         325,148,624    40.55      6.513      655       223,010      82.07        87.97
Colorado                      111          18,701,916     2.33      6.882      644       168,486      83.96        81.13
Connecticut                    33           4,873,367     0.61      7.682      647       147,678      86.35        63.99
Delaware                        3             513,000     0.06      7.574      658       171,000      86.03         0.00
Florida                       476          62,088,939     7.74      7.298      632       130,439      84.98        76.96
Georgia                       152          21,304,831     2.66      7.358      633       140,163      86.93        83.10
Idaho                          26           2,874,233     0.36      7.222      635       110,547      89.79        96.85
Illinois                      221          32,510,249     4.05      7.356      617       147,105      83.86        81.84
Indiana                        86           7,973,367     0.99      7.645      614        92,714      87.49        86.26
Iowa                           21           1,968,581     0.25      7.660      610        93,742      86.67        89.23
Kansas                         24           2,820,355     0.35      7.334      629       117,515      87.24        81.19
Kentucky                       60           5,850,626     0.73      7.435      625        97,510      86.18        87.91
Louisiana                       2             118,165     0.01      8.581      607        59,083      91.52       100.00
Maine                           8           1,166,536     0.15      7.929      638       145,817      85.53        66.70
Maryland                       59          10,742,914     1.34      7.053      628       182,083      85.80        92.10
Massachusetts                  66          11,678,102     1.46      7.371      635       176,941      83.52        66.18
Michigan                      249          29,857,096     3.72      7.482      623       119,908      84.63        79.32
Minnesota                     103          15,792,253     1.97      7.274      611       153,323      82.96        88.32
Missouri                      107          11,466,595     1.43      7.536      621       107,164      85.58        83.39
Montana                         4             511,896     0.06      6.983      652       127,974      87.63        59.58
Nebraska                        9             891,028     0.11      7.330      599        99,003      82.61        90.03
Nevada                        100          17,125,615     2.14      7.012      646       171,256      87.06        92.24
New Hampshire                  13           1,878,626     0.23      7.682      627       144,510      85.10        72.42
New Jersey                     80          13,355,150     1.67      7.377      619       166,939      79.12        76.57
New Mexico                     15           2,035,070     0.25      7.147      635       135,671      87.65        79.42
New York                      146          25,615,661     3.19      7.282      655       175,450      82.91        58.82
North Carolina                 83          11,237,001     1.40      7.402      637       135,386      86.71        87.01
North Dakota                    1              47,876     0.01      8.250      545        47,876      80.00       100.00
Ohio                          247          25,750,304     3.21      7.370      629       104,252      85.89        79.43
Oklahoma                        8             818,195     0.10      6.930      638       102,274      87.00       100.00
Oregon                        138          21,115,801     2.63      6.768      652       153,013      84.80        90.88
Pennsylvania                   75           7,966,443     0.99      7.485      628       106,219      84.48        73.73
Rhode Island                   13           2,072,361     0.26      8.026      584       159,412      82.26        79.51
South Carolina                 46           4,403,703     0.55      7.739      624        95,733      84.98        79.66
South Dakota                    4             226,518     0.03      7.060      686        56,629      81.42        39.99
Tennessee                      81           7,220,364     0.90      7.666      631        89,140      83.84        83.23
Texas                         241          27,851,439     3.47      7.362      636       115,566      82.23        75.46
Utah                           75           9,729,233     1.21      7.104      635       129,723      87.43        88.17
Vermont                         1              88,622     0.01      7.875      708        88,622     100.00         0.00
Virginia                       37           6,454,786     0.80      7.262      622       174,454      85.10        83.57
Washington                    127          20,595,178     2.57      6.710      659       162,167      84.51        89.51
West Virginia                   2             137,305     0.02      7.183      606        68,652      89.30       100.00
Wisconsin                      54           6,432,021     0.80      7.508      633       119,111      85.70        77.36
Wyoming                         3             233,762     0.03      7.624      595        77,921      85.14       100.00
TOTAL:                      5,032        $801,898,710   100.00%     6.971%     642      $159,360      83.70%       83.44%

No more than approximately 0.56% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                       SERIES 2004-FF1
                       GROUP A COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
 RANGE OF ORIGINAL             NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
LOAN-TO-VALUE RATIOS         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
50.00% or less                          129  $ 12,731,921        1.59%    6.992%      608  $    98,697     42.26%         65.30%
-------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                         41     4,657,544        0.58     6.848       594      113,599     52.57          74.23
-------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                         87    11,009,945        1.37     6.894       591      126,551     58.16          70.11
-------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                        136    19,661,411        2.45     6.995       606      144,569     63.45          72.43
-------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                        192    25,691,954        3.20     7.004       599      133,812     68.73          69.72
-------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                        243    35,787,933        4.46     7.102       593      147,275     73.66          86.04
-------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                      1,619   275,062,817       34.30     6.553       649      169,897     79.80          90.85
-------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                        571    85,739,349       10.69     7.575       601      150,156     84.50          77.03
-------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                        729   120,832,592       15.07     7.335       641      165,751     89.68          79.70
-------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                      1,179   195,223,535       24.35     6.913       669      165,584     94.60          89.08
-------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                       106    15,499,709        1.93     8.599       726      146,224     99.68           3.29
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                5,032  $801,898,710      100.00%    6.971%      642  $   159,360     83.70%         83.44%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.50% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 83.70%.

LOAN PURPOSE

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
LOAN PURPOSE                 MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Purchase                              2,542  $423,826,041       52.85%    6.790%      666  $   166,729     85.85%         81.22%
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                   1,868   288,950,857       36.03     7.112       618      154,685     80.39          84.87
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                   622    89,121,813       11.11     7.373       609      143,283     84.21          89.37
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                5,032  $801,898,710      100.00%    6.971%      642  $   159,360     83.70%         83.44%
-------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                       SERIES 2004-FF1
                       GROUP A COLLATERAL SUMMARY

PROPERTY TYPE

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
PROPERTY TYPE                MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Single Family                         3,546  $542,240,247       67.62%    7.031%      635  $   152,916     83.50%         84.09%
-------------------------------------------------------------------------------------------------------------------------------
Condominium                             443    77,115,785        9.62     6.698       666      174,076     84.00          84.48
-------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family                     183    35,641,931        4.44     7.090       661      194,765     82.76          72.19
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                     97    11,103,365        1.38     7.088       628      114,468     78.39          94.92
-------------------------------------------------------------------------------------------------------------------------------
Modular Home                              3       192,270        0.02     8.833       550       64,090     76.62          61.72
-------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                760   135,605,112       16.91     6.842       652      178,428     85.02          82.30
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                5,032  $801,898,710      100.00%    6.971%      642  $   159,360     83.70%         83.44%
-------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
DOCUMENTATION                MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation                    4,141  $669,117,196       83.44%    6.858%      634  $   161,583     83.76%        100.00%
-------------------------------------------------------------------------------------------------------------------------------
No Income Verification                  420    64,261,456        8.01     7.746       672      153,003     86.78           0.00
-------------------------------------------------------------------------------------------------------------------------------
No Documentation                        388    52,493,611        6.55     7.484       711      135,293     79.83           0.00
-------------------------------------------------------------------------------------------------------------------------------
Limited Income Verification              83    16,026,447        2.00     6.868       645      193,090     81.37           0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                5,032  $801,898,710      100.00%    6.971%      642  $   159,360     83.70%         83.44%
-------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
OCCUPANCY                    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Primary                               4,778  $765,754,256       95.49%    6.967%      639  $   160,267     83.77%         83.99%
-------------------------------------------------------------------------------------------------------------------------------
Investment                              252    35,888,221        4.48     7.042       697      142,414     82.17          72.26
-------------------------------------------------------------------------------------------------------------------------------
Second Home                               2       256,233        0.03     7.013       704      128,116     70.19          24.13
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                5,032  $801,898,710      100.00%    6.971%      642  $   159,360     83.70%         83.44%
-------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                       SERIES 2004-FF1
                       GROUP A COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
AGE                          MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
3                                         6  $    892,970        0.11%    7.612%      605  $   148,828     79.23%        100.00%
-------------------------------------------------------------------------------------------------------------------------------
4                                     1,150   182,939,373       22.81     6.995       644      159,078     83.72          84.87
-------------------------------------------------------------------------------------------------------------------------------
5                                     1,977   320,111,426       39.92     6.957       643      161,918     83.63          83.50
-------------------------------------------------------------------------------------------------------------------------------
6                                     1,722   271,371,151       33.84     6.953       640      157,591     83.88          82.01
-------------------------------------------------------------------------------------------------------------------------------
7                                       148    21,521,444        2.68     7.179       631      145,415     82.34          84.35
-------------------------------------------------------------------------------------------------------------------------------
8                                        20     3,535,226        0.44     6.768       642      176,761     83.69          96.64
-------------------------------------------------------------------------------------------------------------------------------
9                                         5       766,735        0.10     7.198       627      153,347     85.84         100.00
-------------------------------------------------------------------------------------------------------------------------------
10                                        3       498,261        0.06     6.845       711      166,087     82.24         100.00
-------------------------------------------------------------------------------------------------------------------------------
17                                        1       262,124        0.03     7.875       618      262,124     90.00         100.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                5,032  $801,898,710      100.00%    6.971%      642  $   159,360     83.70%         83.44%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT             NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
PENALTY TERM                 MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
None                                    666  $ 94,237,735       11.75%    7.387%      638  $   141,498     83.46%         73.25%
-------------------------------------------------------------------------------------------------------------------------------
12 Months                               192    34,432,519        4.29     7.375       647      179,336     86.19          72.87
-------------------------------------------------------------------------------------------------------------------------------
24 Months                             2,592   411,530,326       51.32     7.008       632      158,769     84.50          82.91
-------------------------------------------------------------------------------------------------------------------------------
36 Months                             1,582   261,698,130       32.63     6.708       658      165,422     82.19          89.34
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                5,032  $801,898,710      100.00%    6.971%      642  $   159,360     83.70%         83.44%
-------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                       SERIES 2004-FF1
                       GROUP A COLLATERAL SUMMARY

CREDIT SCORES

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF CREDIT SCORES       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
519 to 525                                1  $    123,545        0.02%    7.625%      519  $   123,545     80.00%        100.00%
-------------------------------------------------------------------------------------------------------------------------------
526 to 550                              396    52,638,096        6.56     7.790       545      132,924     76.89          94.93
-------------------------------------------------------------------------------------------------------------------------------
551 to 575                            1,125   148,069,493       18.46     7.621       565      131,617     77.35          93.92
-------------------------------------------------------------------------------------------------------------------------------
576 to 600                              409    59,456,604        7.41     7.285       583      145,371     80.04          91.57
-------------------------------------------------------------------------------------------------------------------------------
601 to 625                              314    51,229,908        6.39     7.017       617      163,153     86.80          95.45
-------------------------------------------------------------------------------------------------------------------------------
626 to 650                              680   118,487,307       14.78     6.826       639      174,246     88.53          91.43
-------------------------------------------------------------------------------------------------------------------------------
651 to 675                              667   118,016,136       14.72     6.595       663      176,936     85.78          82.11
-------------------------------------------------------------------------------------------------------------------------------
676 to 700                              500    89,499,149       11.16     6.585       687      178,998     85.52          75.35
-------------------------------------------------------------------------------------------------------------------------------
701 to 725                              417    73,609,910        9.18     6.662       712      176,523     86.77          58.61
-------------------------------------------------------------------------------------------------------------------------------
726 to 750                              262    45,512,722        5.68     6.540       737      173,713     85.61          66.12
-------------------------------------------------------------------------------------------------------------------------------
751 to 775                              168    29,594,489        3.69     6.420       762      176,158     84.96          70.13
-------------------------------------------------------------------------------------------------------------------------------
776 to 800                               83    13,835,852        1.73     6.586       786      166,697     85.48          63.17
-------------------------------------------------------------------------------------------------------------------------------
801 to 814                               10     1,825,501        0.23     6.553       806      182,550     84.80          67.11
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                5,032  $801,898,710      100.00%     6.97%      642  $   159,360     83.70%         83.44%
-------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 519 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

MARGINS

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF MARGINS             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                          1  $    144,890        0.02%    7.250%      575  $   144,890     76.68%        100.00%
-------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                         17     2,523,610        0.36     6.130       712      148,448     60.51          37.16
-------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                        222    49,432,580        7.09     5.689       727      222,669     77.47          81.87
-------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                        382    80,924,596       11.60     5.964       687      211,844     78.61          83.40
-------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                        418    76,945,418       11.03     6.351       662      184,080     78.71          83.15
-------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                        594   102,755,983       14.74     6.746       655      172,990     83.55          73.87
-------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                        800   137,223,795       19.68     6.939       638      171,530     87.11          79.40
-------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                        816   125,263,389       17.96     7.313       613      153,509     87.09          87.26
-------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                        552    76,145,425       10.92     7.722       599      137,945     87.13          93.26
-------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                        287    34,123,217        4.89     8.117       588      118,896     87.54          96.38
-------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                         83     9,856,906        1.41     8.668       571      118,758     87.87          97.54
-------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                         21     1,944,639        0.28     9.275       562       92,602     88.07         100.00
-------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                          1        56,750        0.01     8.750       571       56,750     85.00         100.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                4,194  $697,341,197      100.00%    6.883%      643  $   166,271     83.92%         83.56%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.118% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                       SERIES 2004-FF1
                       GROUP A COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM                NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
MORTGAGE RATES               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
12.000% or less                         705  $150,560,260       21.59%    5.674%      696  $   213,561     81.35%         94.40%
-------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                      698   132,540,935       19.01     6.333       659      189,887     83.89          90.12
-------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                      781   135,894,297       19.49     6.821       633      174,000     84.36          86.23
-------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                      730   108,154,210       15.51     7.324       614      148,156     83.58          82.26
-------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                      634    90,560,362       12.99     7.796       603      142,840     84.39          74.69
-------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                      367    47,024,821        6.74     8.303       608      128,133     86.47          66.30
-------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                      201    23,827,433        3.42     8.754       629      118,544     89.58          52.96
-------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                       66     7,427,048        1.07     9.287       650      112,531     92.46          40.84
-------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                        9     1,030,009        0.15     9.768       658      114,445     93.07          34.24
-------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                        2       168,284        0.02    10.125       786       84,142     98.93           0.00
-------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                        1       153,539        0.02     7.500       570      153,539     77.00         100.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                4,194  $697,341,197      100.00%    6.883%      643  $   166,271     83.92%         83.56%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.750% per annum to 17.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.883% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   FIRST FRANKLIN MORTGAGE LOAN TRUST
                       SERIES 2004-FF1
                       GROUP A COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

                                            AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                              NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
March 2004                         4       $    880,785     0.13%     7.067%     592      $   220,196   80.48%       77.98%
August 2004                        4            943,318     0.14      7.125      668          235,829   79.05        18.33
September 2004                     1            262,124     0.04      7.875      618          262,124   90.00       100.00
April 2005                         2            280,058     0.04      6.042      733          140,029   83.99       100.00
May 2005                           4            669,816     0.10      7.300      612          167,454   86.68       100.00
June 2005                         16          2,813,842     0.40      6.856      629          175,865   83.93        95.78
July 2005                        103         14,297,481     2.05      7.167      625          138,810   83.28        80.44
August 2005                    1,176        186,122,873    26.69      7.041      629          158,268   84.64        81.40
September 2005                 1,334        211,965,689    30.40      7.065      633          158,895   85.07        80.59
October 2005                     785        120,981,611    17.35      7.075      636          154,117   85.28        80.93
November 2005                      2            484,153     0.07      7.700      567          242,077   77.29       100.00
July 2006                          1            242,830     0.03      6.875      634          242,830   90.00       100.00
August 2006                       16          2,165,166     0.31      6.836      668          135,323   80.52        69.68
September 2006                    31          4,963,510     0.71      6.892      655          160,113   82.09        72.73
October 2006                      34          5,889,814     0.84      6.842      642          173,230   84.18        79.90
November 2006                      1             84,798     0.01      7.500      566           84,798   50.00       100.00
July 2008                         10          2,068,750     0.30      6.019      704          206,875   81.48       100.00
August 2008                      160         35,684,840     5.12      6.019      685          223,030   79.74        91.65
September 2008                   302         65,056,736     9.33      6.219      685          215,420   80.59        93.33
October 2008                     207         41,293,473     5.92      6.387      680          199,485   80.59        96.55
November 2008                      1            189,530     0.03      7.000      694          189,530   95.00       100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,194       $697,341,197   100.00%     6.883%     643      $   166,271   83.92%       83.56%
--------------------------------------------------------------------------------------------------------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   FIRST FRANKLIN MORTGAGE LOAN TRUST
                       SERIES 2004-FF1

                             GROUP A MORTGAGE LOANS
                            FIXED RATE MORTGAGE LOANS

                                                                                                                           ORIGINAL
                                                                ORIGINAL      REMAINING        ORIGINAL      REMAINING     MONTHS TO
                                 NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM             TERM           TERM        PENALTY
CURRENT BALANCE ($)   RATE(%)  RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)       (MONTHS)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
     169,214.91       8.990     8.470      180        174          360         354                0              0             0
      54,818.25       6.875     6.355      180        174          360         354                0              0            36
   3,096,325.38       7.887     7.367      180        175          180         175                0              0             0
     238,910.72       7.861     7.341      180        176          180         176                0              0            12
     368,257.97       7.629     7.109      180        174          180         174                0              0            24
   5,044,010.43       7.540     7.020      180        175          180         175                0              0            36
      28,713.14       8.375     7.855      240        234          240         234                0              0            12
     116,480.39       7.375     6.855      240        234          240         234                0              0            24
     115,423.69       5.875     5.355      240        234          240         234                0              0            36
  15,325,205.28       7.979     7.459      360        354          360         354                0              0             0
   6,636,072.69       7.565     7.045      360        355          360         355                0              0            12
   2,759,389.92       7.791     7.271      360        355          360         355                0              0            24
  70,604,690.19       7.440     6.920      360        355          360         355                0              0            36

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   FIRST FRANKLIN MORTGAGE LOAN TRUST
                       SERIES 2004-FF1

                             GROUP A MORTGAGE LOANS
                         ADJUSTABLE RATE MORTGAGE LOANS

                                                                 ORIGINAL     REMAINING      ORIGINAL       REMAINING
                                 NET     ORIGINAL   REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY
                     MORTGAGE  MORTGAGE    TERM        TERM        TERM          TERM          TERM            TERM        GROSS
CURRENT BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)        (MONTHS)    MARGIN(%)
----------------------------------------------------------------------------------------------------------------------------------
      626,626.01       7.364     6.844      360        354         360           354             0              0          4.734
      190,505.57       8.250     7.730      360        354         360           354             0              0          6.625
      653,644.45       6.625     6.105      360        354         360           354             0              0          5.105
      353,326.35       6.875     6.355      360        354         360           354             0              0          3.250
   51,856,293.31       7.397     6.877      360        355         360           355             0              0          5.441
   15,855,596.25       7.584     7.064      360        355         360           355             0              0          5.327
  227,796,781.57       7.343     6.823      360        355         360           355             0              0          5.632
   31,737,463.87       7.228     6.708      360        355         360           355             0              0          5.868
      771,617.74       6.697     6.177      360        356         360           356             0              0          4.635
      327,936.93       7.872     7.352      360        355         360           355             0              0          4.028
      344,877.27       7.320     6.800      360        356         360           356             0              0          5.968
    5,134,953.99       7.172     6.652      360        355         360           355             0              0          5.133
      574,076.83       7.298     6.778      360        355         360           355             0              0          4.662
      111,798.87       7.750     7.230      360        355         360           355             0              0          5.750
    1,769,964.25       7.496     6.976      360        355         360           355             0              0          5.281
   12,953,060.00       7.028     6.508      360        355         360           355             0              0          5.161
   17,651,240.86       6.990     6.470      360        355         300           300            60             55          5.196
   10,661,484.39       6.907     6.387      360        355         300           300            60             55          5.197
  164,520,518.24       6.582     6.062      360        355         300           300            60             55          5.028
   17,798,269.60       6.316     5.796      360        355         300           300            60             55          5.164
    1,715,672.79       6.509     5.989      360        355         300           300            60             55          4.465
      303,356.15       6.605     6.085      360        355         300           300            60             55          4.731
    4,747,702.93       6.602     6.082      360        355         300           300            60             55          4.820
    2,098,136.01       6.371     5.851      360        355         300           300            60             55          4.138
      381,500.00       7.104     6.584      360        355         300           300            60             55          4.306
   12,897,055.55       6.310     5.790      360        355         300           300            60             55          4.041
  113,507,737.51       6.080     5.560      360        355         300           300            60             55          3.973

                                                                      NUMBER OF
                                                                        MONTHS                    ORIGINAL
                     INITIAL                                 RATE     UNTIL NEXT                  MONTHS TO
                       RATE                                 CHANGE       RATE                    PREPAYMENT
                      CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                   PENALTY
CURRENT BALANCE ($)   CAP(%)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE         INDEX      EXPIRATION
-----------------------------------------------------------------------------------------------------------
      626,626.01       1.634    1.000    13.364    7.364       6           4      6 Month LIBOR       0
      190,505.57       3.000    1.000    14.250    8.250       6           1      6 Month LIBOR      12
      653,644.45       1.877    1.000    12.625    6.625       6           2      6 Month LIBOR      24
      353,326.35       2.000    1.000    12.875    6.875       6           6      6 Month LIBOR       0
   51,856,293.31       3.000    1.000    13.397    7.397       6          19      6 Month LIBOR       0
   15,855,596.25       3.000    1.000    13.560    7.584       6          19      6 Month LIBOR      12
  227,796,781.57       3.000    1.000    13.342    7.343       6          19      6 Month LIBOR      24
   31,737,463.87       3.000    1.000    13.228    7.228       6          19      6 Month LIBOR      36
      771,617.74       3.000    1.000    12.697    6.697       6          32      6 Month LIBOR       0
      327,936.93       3.000    1.000    13.872    7.872       6          31      6 Month LIBOR      12
      344,877.27       3.000    1.000    13.320    7.320       6          32      6 Month LIBOR      24
    5,134,953.99       3.000    1.000    13.172    7.172       6          31      6 Month LIBOR      36
      574,076.83       3.000    1.000    13.298    7.298       6          55      6 Month LIBOR       0
      111,798.87       3.000    1.000    13.750    7.750       6          55      6 Month LIBOR      12
    1,769,964.25       3.000    1.000    13.496    7.496       6          55      6 Month LIBOR      24
   12,953,060.00       2.986    1.000    13.028    7.028       6          55      6 Month LIBOR      36
   17,651,240.86       3.000    1.000    12.990    6.990       6          19      6 Month LIBOR       0
   10,661,484.39       3.000    1.000    12.907    6.907       6          19      6 Month LIBOR      12
  164,520,518.24       3.000    1.000    12.582    6.582       6          19      6 Month LIBOR      24
   17,798,269.60       3.000    1.000    12.316    6.316       6          19      6 Month LIBOR      36
    1,715,672.79       3.000    1.000    12.509    6.509       6          31      6 Month LIBOR       0
      303,356.15       3.000    1.000    12.605    6.605       6          31      6 Month LIBOR      24
    4,747,702.93       3.000    1.000    12.602    6.602       6          31      6 Month LIBOR      36
    2,098,136.01       3.000    1.000    12.371    6.371       6          55      6 Month LIBOR       0
      381,500.00       3.000    1.000    13.104    7.104       6          55      6 Month LIBOR      12
   12,897,055.55       3.000    1.000    12.310    6.310       6          55      6 Month LIBOR      24
  113,507,737.51       3.000    1.000    12.087    6.080       6          55      6 Month LIBOR      36

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   FIRST FRANKLIN MORTGAGE LOAN TRUST
                       SERIES 2004-FF1

                             GROUP B MORTGAGE LOANS
                            FIXED RATE MORTGAGE LOANS

                                                                                                                         ORIGINAL
                                                                ORIGINAL     REMAINING      ORIGINAL       REMAINING     MONTHS TO
                                 NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM           TERM          TERM         PENALTY
CURRENT BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)    EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------
      367,710.70      6.625     6.105       180       174          360           354            0              0            36
    1,274,506.03      5.942     5.422       180       175          180           175            0              0            36
    4,380,558.28      7.359     6.839       360       355          360           355            0              0             0
    9,226,361.66      6.590     6.070       360       354          360           354            0              0            12
      763,515.71      6.707     6.187       360       353          360           353            0              0            24
   46,173,340.93      6.526     6.006       360       355          360           355            0              0            36
      416,359.47      6.440     5.920       360       355          360           355            0              0            60

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   FIRST FRANKLIN MORTGAGE LOAN TRUST
                       SERIES 2004-FF1

                             GROUP B MORTGAGE LOANS
                         ADJUSTABLE RATE MORTGAGE LOANS

                                                                 ORIGINAL     REMAINING      ORIGINAL       REMAINING
                                 NET     ORIGINAL   REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY
                     MORTGAGE  MORTGAGE    TERM        TERM        TERM          TERM          TERM            TERM        GROSS
CURRENT BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)        (MONTHS)    MARGIN(%)
----------------------------------------------------------------------------------------------------------------------------------
    1,122,627.55       5.509     4.989     360        356          360           356            0               0         4.080
   25,002,272.69       6.697     6.177     360        355          360           355            0               0         4.649
   10,446,918.51       6.711     6.191     360        355          360           355            0               0         4.588
   62,489,885.87       6.496     5.976     360        355          360           355            0               0         4.775
    6,567,184.70       6.250     5.730     360        355          360           355            0               0         5.000
      520,074.88       6.625     6.105     360        355          360           355            0               0         5.125
    4,032,676.39       5.987     5.467     360        355          360           355            0               0         4.076
      519,198.24       6.625     6.105     360        354          360           354            0               0         5.000
    2,927,640.76       6.449     5.929     360        355          360           355            0               0         3.980
    8,106,411.43       6.091     5.571     360        355          360           355            0               0         4.050
   27,242,216.19       6.313     5.793     360        355          300           300           60              55         4.298
   18,345,887.26       6.274     5.754     360        355          300           300           60              55         4.236
  179,275,541.06       6.015     5.495     360        355          300           300           60              55         4.384
    7,633,611.58       5.659     5.139     360        355          300           300           60              55         4.648
    1,399,000.00       5.857     5.337     360        353          300           300           60              53         4.214
      946,050.00       5.375     4.855     360        355          300           300           60              55         3.625
    4,540,466.08       6.296     5.776     360        355          300           300           60              55         4.404
      290,999.98       5.500     4.980     360        355          300           300           60              55         4.625
      972,121.94       6.477     5.957     360        355          300           300           60              55         3.727
    2,097,443.44       6.183     5.663     360        355          300           300           60              55         3.745
    8,111,523.75       6.164     5.644     360        355          300           300           60              55         3.919
  100,864,678.48       5.933     5.413     360        355          300           300           60              55         3.828

                                                                      NUMBER OF
                                                                        MONTHS                    ORIGINAL
                     INITIAL                                 RATE     UNTIL NEXT                  MONTHS TO
                       RATE                                 CHANGE       RATE                    PREPAYMENT
                      CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                   PENALTY
CURRENT BALANCE ($)   CAP(%)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE         INDEX      EXPIRATION
-----------------------------------------------------------------------------------------------------------
    1,122,627.55       1.000     1.000    11.509   5.509       6          2       6 Month LIBOR       0
   25,002,272.69       3.000     1.000    12.697   6.697       6         19       6 Month LIBOR       0
   10,446,918.51       3.000     1.000    12.711   6.711       6         19       6 Month LIBOR      12
   62,489,885.87       3.000     1.000    12.496   6.496       6         19       6 Month LIBOR      24
    6,567,184.70       3.000     1.000    12.250   6.250       6         19       6 Month LIBOR      36
      520,074.88       3.000     1.000    12.625   6.625       6         31       6 Month LIBOR      12
    4,032,676.39       3.000     1.000    11.987   5.987       6         31       6 Month LIBOR      36
      519,198.24       3.000     1.000    12.625   6.625       6         54       6 Month LIBOR       0
    2,927,640.76       3.000     1.000    12.449   6.449       6         55       6 Month LIBOR      24
    8,106,411.43       3.000     1.000    12.091   6.091       6         55       6 Month LIBOR      36
   27,242,216.19       3.000     1.000    12.313   6.313       6         19       6 Month LIBOR       0
   18,345,887.26       3.000     1.000    12.274   6.274       6         19       6 Month LIBOR      12
  179,275,541.06       3.000     1.000    12.015   6.015       6         19       6 Month LIBOR      24
    7,633,611.58       3.000     1.000    11.659   5.659       6         19       6 Month LIBOR      36
    1,399,000.00       3.000     1.000    11.857   5.857       6         29       6 Month LIBOR       0
      946,050.00       3.000     1.000    11.375   5.375       6         31       6 Month LIBOR      24
    4,540,466.08       3.000     1.000    12.296   6.296       6         31       6 Month LIBOR      36
      290,999.98       3.000     1.000    11.500   5.500       6         31       6 Month LIBOR      48
      972,121.94       3.000     1.000    12.477   6.477       6         55       6 Month LIBOR       0
    2,097,443.44       3.000     1.000    12.183   6.183       6         55       6 Month LIBOR      12
    8,111,523.75       3.000     1.000    12.164   6.164       6         55       6 Month LIBOR      24
  100,864,678.48       3.000     1.000    11.933   5.933       6         55       6 Month LIBOR      36

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.